Summary Prospectus	May 1, 2023

Share class (Symbol): I (QLMHIX), II (LVITX)

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Summary Prospectus should be read together with the prospectuses for those contracts and information for those plans.

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.franklintempleton.com/variablefunds. You can also get this information at no cost by calling the fund at 877-6LM-FUND/877-656-3863 or by sending an e-mail request to prospectus@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated May 1, 2023 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2022, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund through a separate account or qualified plan is presented in the contract prospectus through which the fund’s shares are offered to you or in the information provided by your plan.

Shareholder fees
(fees paid directly from your investment)
	Class I	Class II
Maximum sales charge (load) imposed on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management fees	0.45	0.45
Distribution and/or service (12b-1) fees	None	0.25
Other expenses	0.06	0.06
Total annual fund operating expenses	0.51	0.76

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity and variable life contract charges. If the example included these expenses, the figures shown would be higher. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	52	163	284	639
Class II (with or without redemption at end of period)	78	243	423	944

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal investment strategies

The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by the fund’s subadvisers. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadvisers). Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, and forwards.

In particular, the fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

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Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead

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to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.

The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.

LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight

Western Asset Core Plus VIT Portfolio	5

Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

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Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.

In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies.

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The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.

U.S. government securities risk. The fund may hold U.S. government securities that are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. In addition, the events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the fund and the fund itself.

In the past, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally

8	Western Asset Core Plus VIT Portfolio

accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.

Portfolio turnover risk. Active and frequent trading will increase the fund’s transaction costs, which could detract from fund performance.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline,

Western Asset Core Plus VIT Portfolio	9

while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.

Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

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Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year of Class I shares. The table shows the average annual total returns of each class of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes certain information, including its current net asset value, available at www.franklintempleton.com/variablefunds (select fund and share class). Updated performance information can be obtained by calling the fund at 877-6LM-FUND/656-3863.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Fees paid by the separate accounts or qualified plans through which shares of the fund are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of the expenses associated with the account or plan.

Best Quarter (06/30/2020): 7.30    Worst Quarter (03/31/2022): (8.24)

Average annual total returns (%)
(for periods ended December 31, 2022)
	1 year	5 years	10 years	Since inception	Inception date
Class I	(17.23)	(0.55)	1.71
Class II	(17.28)	(0.80)	N/A	0.49	05/01/2015
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[1]	(13.01)	0.02	1.06

[1]	For Class II shares, for the period from the class’ inception date to December 31, 2022, the average annual total return of the Bloomberg U.S. Aggregate Index was 0.77%.

Prior to April 15, 2015, the fund was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index. The performance set forth prior to that date is attributable to the previous investment strategies.

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Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadvisers: Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”). References to the “subadviser” include each applicable subadviser.

Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

John Bellows	Portfolio Manager and Research Analyst	2018

Mark S. Lindbloom	Portfolio Manager	2015

Frederick R. Marki	Portfolio Manager	2018

Julien A. Scholnick	Portfolio Manager	2016

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.

Purchase and sale of fund shares

Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the fund may be purchased and redeemed each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of a request in good order.

The fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

Tax information

Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See

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the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

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